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Exhibit 10.6

AMENDMENT TO
COMBINATION AGREEMENT

        This Amendment to Combination Agreement (this "Amendment") is entered into as of September 19, 2005, by and among Stroud Oil Properties, Inc., an Oklahoma corporation ("SOP"), all the shareholders of SOP as listed on the signature page to this Agreement, Stroud Energy Management, Ltd., a Texas limited partnership ("Management"), all the limited partners of Management as listed on the signature page to this Agreement, Stroud Energy, Ltd., a Texas limited partnership ("Stroud Ltd."), all the limited partners of Stroud Ltd. as listed on the signature page to this Agreement, and Stroud Energy, Inc., a Delaware corporation ("Newco"). The shareholders (and limited partners after the merger described below) of SOP and the limited partners of Management and Stroud Ltd. (other than SOP) are collectively referred to as the "Owners".

RECITALS

        The parties hereto entered into that certain Combination Agreement dated as of August 1, 2005 (the "Original Agreement"), pursuant to which the Owners agreed to exchange their ownership interests in SOP, Management and Stroud Ltd. for stock in Newco through the series of transactions contemplated therein.

        The parties desire to amend the Original Agreement to specify (i) the number of shares to be issued to each Owner in exchange for the transfers that take place pursuant to the Original Agreement and (ii) the number of shares to be sold by certain of the Owners in the Private Offering.

        Now, therefore, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and intending to be legally bound hereby, the parties agree as follows:

        Section 1 Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the definitions given them in the Original Agreement. From and after the date hereof, all references to the "Agreement" in the Original Agreement shall mean the Original Agreement as amended by this Amendment.

        Section 2 Amendment of Section 1.3. Section 1.3 of the Original Agreement is hereby amended and restated to read in its entirety as follows:

          "Section 1.3 Receipt of Stock in Newco. The parties hereto acknowledge that the transactions described in this Agreement constitute "Capital Transactions" and the proceeds thereof constitute "Capital Proceeds" as defined in Stroud Ltd.'s Partnership Agreement. In exchange for the transfers described above, Newco will issue the number of shares of Newco common stock to each Owner set forth beside such Owner's name on Schedule II attached hereto; provided, however, that the Reserved Class B Interests that were to be issued to members of management under Management's Partnership Agreement, but have not been specifically allocated, will become reserved shares (the "Unallocated Class B Interest Shares") retained by Newco for future issuance in accordance with the Stroud Energy, Inc. 2005 Restricted Stock Plan (the "Newco Restricted Stock Plan") and, independent of the calculation referred to above, shall be fixed in number at 226,608 shares. The Unallocated Class B Interest Shares would otherwise have been issued to Owners of SOP by virtue of SOP's ownership of Class B Partnership Interests in Management as of the Closing. Shares of Newco common stock issued in exchange for the Class B Partnership Interests in Management that were granted to management employees in May 2005 and that are subject to forfeiture restrictions as of the Closing shall be issued pursuant to the Newco Restricted Stock Plan and such shares of Newco common stock shall be subject to the same forfeiture restrictions as

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  were in effect with respect to such Class B Partnership Interests prior to the Closing. Shares of Newco common stock issued in exchange for Class B Partnership Interests in Management that were issued to management employees prior to May 2005 shall not be subject to forfeiture and shall be fully vested."

        Section 3 Addition of Section 1.13. The Original Agreement is hereby amended to add a new Section 1.13 to read in its entirety as follows:

        "Section 1.13 Selling Shareholders. As part of the Private Offering, each Owner listed on Schedule III attached hereto will offer and sell, first, the number of shares of Newco common stock set forth beside such Owner's name under the heading "Base Amount Shares," and, second, pursuant to exercise of an option to cover additional allotments, the number of shares of Newco common stock set forth beside such Owner's name under the heading "Additional Allotment Shares."

        Section 4 Amendments to Schedules. Schedule II to the Original Agreement is hereby amended and restated to read in its entirety as set forth on Schedule II attached to this Amendment. The Original Agreement is hereby amended to add a new Schedule III to read in its entirety as set forth on Schedule III attached to this Amendment.

        Section 5 Ratification. The Original Agreement is hereby ratified and confirmed and shall remain and continue in full force and effect in accordance with the terms and provisions thereof, as amended by this Amendment, and in the event of any conflict between the Original Agreement and this Amendment, then the terms and conditions of this Amendment shall prevail.

        Section 6 Counterparts. This Amendment may be executed in multiple counterparts, each, and together all, of which shall be deemed an original.

        Section 7 Joinder of Spouses. The spouses of each individual Owner are joining in the execution of this Amendment to acknowledgment its existence and its provisions, and to evidence the desire to bind their interests in the ownership interests transferred under the Original Agreement, if any, to the performance of this Amendment.

[The remainder of this page is intentionally left blank.]

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        IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first above written.

SOP:	STROUD OIL PROPERTIES, INC., an Oklahoma corporation
	By:	/s/ PATRICK J. NOYES Patrick J. Noyes, President
MANAGEMENT:	STROUD ENERGY MANAGEMENT, LTD.,a Texas limited partnership
	By:	Stroud Oil Properties, Inc., an Oklahoma corporation, its general partner
	By:	/s/ PATRICK J. NOYES Patrick J. Noyes, President
STROUD LTD.:	STROUD ENERGY, LTD., a Texas limited partnership
	By:	Stroud Energy Management, Ltd., a Texas limited partnership, its general partner
		By:	Stroud Oil Properties, Inc., an Oklahoma corporation, its general partner
		By:	/s/ PATRICK J. NOYES Patrick J. Noyes, President
NEWCO:	STROUD ENERGY, INC., a Delaware corporation
	By:	/s/ PATRICK J. NOYES Patrick J. Noyes, President

OWNERS OF SOP:	/s/ BRUCE F. BRADEN Bruce F. Braden
/s/ CHRISTOPHER A. WRIGHT Christopher A. Wright
/s/ ELIZABETH S. WRIGHT Elizabeth S. Wright
/s/ ROBERT S. COLMAN Robert S. Colman, Trustee of the Robert S. Colman Trust u/d/t 3/18/85
/s/ ROBERT S. COLMAN Robert S. Colman, Trustee, Edwin W. Colman Children's Trust FBO Robert S. Colman
/s/ DANIEL I. KEMPER Daniel I. Kemper, Trustee, Daniel I. Kemper Living Trust
/s/ ROCKWELL A. SCHNABEL Rockwell A. Schnabel
/s/ MARNA SCHNABEL Spouse of Rockwell A. Schnabel, joining for the limited purposes set forth in Section 7
/s/ PATRICK J. NOYES Patrick J. Noyes
/s/ CINDY NOYES Spouse of Patrick J. Noyes, joining for the limited purposes set forth in Section 7
/s/ EDWARD H. SCHWEITZER Edward H. Schweitzer
/s/ CHRIS A. SCHWEITZER Spouse of Edward H. Schweitzer, joining for the limited purposes set forth in Section 7
OWNERS OF MANAGEMENT:	/s/ GREOGY P. SMITH Gregory P. Smith

/s/ LINDA K. SMITH Spouse of Gregory P. Smith, joining for the limited purposes set forth in Section 7
/s/ PATRICK J. NOYES Patrick J. Noyes
/s/ CINDY NOYES Spouse of Patrick J. Noyes, joining for the limited purposes set forth in Section 7
NOYES FAMILY PARTNERSHIP, a Texas partnership
		By:	/s/ PATRICK J. NOYES Patrick J. Noyes, Partner
/s/ CHRISTOPHER L. HAMMACK Christopher L. Hammack
/s/ GREGORY D. FRAZIER Gregory D. Frazier
/s/ STEPHEN M. CLARK Stephen M. Clark
/s/ CONNIE S. CLARK Spouse of Stephen M. Clark, joining for the limited purposes set forth in Section 7
/s/ G. CHRISTOPHER VEEDER G. Christopher Veeder
/s/ PRISCILLA VEEDER Spouse of G. Christopher Veeder, joining for the limited purposes set forth in Section 7
OWNERS OF STROUD LTD.:	STROUD OIL PROPERTIES, INC., an Oklahoma corporation
	By:	/s/ PATRICK J. NOYES Patrick J. Noyes, President
/s/ BRUCE F. BRADEN Bruce F. Braden

/s/ ROBERT S. COLMAN Robert S. Colman, Trustee of the Robert S. Colman Trust u/d/t 3/18/85
/s/ CHRISTOPHER A. WRIGHT Christopher A. Wright
/s/ ELIZABETH S. WRIGHT Elizabeth S. Wright
ENCAP ENERGY CAPITAL FUND IV, L.P.
By: EnCap Equity Fund IV GP, L.P., General Partner of EnCap Energy Capital Fund IV, L.P.
By: EnCap Investments L.P., General Partner of EnCap Equity Fund IV GP, L.P.
By: EnCap Investments GP, L.L.C., General Partner of EnCap Investments L.P.
By:	/s/ DAVID B. MILLER David B. Miller, Senior Managing Director
ENCAP IV-B ACQUISITIONS, L.P.
By: EnCap IV-B Acquisitions GP, LLC, General Partner of EnCap IV-B Acquisitions, L.P.
By: EnCap Energy Capital Fund IV-B, L.P., Sole Member of EnCap IV-B Acquisitions GP, LLC
By: EnCap Equity Fund IV GP, L.P., General Partner of EnCap Energy Capital Fund IV-B, L.P.
By: EnCap Investments L.P., General Partner of EnCap Equity Fund IV GP, L.P.
By: EnCap Investments GP, L.L.C., General Partner of EnCap Investments L.P.
By:	/s/ DAVID B. MILLER David B. Miller, Senior Managing Director

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  Exhibit 10.6
AMENDMENT TO COMBINATION AGREEMENT
RECITALS